UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

September 29, 2017

Date of Report (Date of earliest event reported)

United Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-25976	23-2802415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

30 S. 15th Street, Suite 1200, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 351-4600 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02Unregistered Sales of Equity Securities.

On September 29, 2017, United Bancshares, Inc. (the “Company”) issued 500 shares of its previously authorized 7.00% Noncumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”) to Bryn Mawr Bank Corporation for an aggregate purchase price of $250,000.  The offering was completed pursuant to Section 4(a)(2) of the Securities Act of 1933.  For more information regarding the Series B Preferred Stock, see Item 9B of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on June 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCSHARES, INC.

Dated: October 5, 2017

	By:	/s/ Evelyn F. Smalls
Evelyn F. Smalls
President and Chief Executive Officer